SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

September 19, 2013

Date of Report

 (Date of earliest event reported)

GeNOsys, INC.

 (Exact name of registrant as specified in its charter)

Utah	000-49817	87-0671592
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

167 S. Orem Blvd.

Orem, Utah 84058

 (Address of Principal Executive Offices)

(801) 319-2324

(Registrant's Telephone Number)

86 N. University Ave., Suite 400

Provo, Utah 84601

(Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal

                                 Officers.

On September 19, 2013, the Board of Directors accepted the resignation of Gordon Barker as a director.  Mr. Barker’s new responsibilities make him unavailable to make company decisions as a director in a timely manner.

There were no disagreements between Mr. Barker and the Company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GeNOsys, INC.

Date: September 25, 2013

By/s/John W. R. Miller

Chief Executive Officer, President and

Chairman of the Board